                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): March 30, 1995

                           TRUMP PLAZA FUNDING, INC.
            (Exact Name of Registrant as specified in its charter)

      New Jersey                               2-0219                            13-3339198
- -------------------------             ------------------------            ------------------------
(State or Other Jurisdiction of       (Commission File Number)            (I.R.S. Employer
Incorporation or Organization)                                             Identification Number)

Mississippi Avenue and The Boardwalk
      Atlantic City, New Jersey                                                   08401
- ------------------------------------                                      ------------------------
(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code:    (609) 441-6526



                      TRUMP PLAZA HOLDING ASSOCIATES
            (Exact Name of Registrant as specified in its charter)

       New Jersey                               2-0219                          22-3213714
- -------------------------             -----------------------             -----------------------
(State or Other Jurisdiction of      (Commission File Number)              (I.R.S. Employer
Incorporation or Organization)                                              Identification Number)

Mississippi Avenue and The Boardwalk
      Atlantic City, New Jersey                                                    08401
- -----------------------------------                                       -----------------------
(Address of Principal Executive Offices)                                         (Zip Code)

Registrant's telephone number, including area code:    (609) 441-6526

                          TRUMP PLAZA ASSOCIATES
            (Exact Name of Registrant as specified in its charter)

     New Jersey                               2-0219                           22-3241643
- ------------------------              -----------------------             -----------------------
(State or Other Jurisdiction of       (Commission File Number)             (I.R.S. Employer
Incorporation or Organization)                                              Identification Number)

Mississippi Avenue and The Boardwalk
      Atlantic City, New Jersey                                                   08401
- -----------------------------------                                       -----------------------
(Address of Principal Executive Offices)                                        (Zip Code)


Registrant's telephone number, including area code:    (609) 441-6526

Item 1 to Item 4:  None.


Item 5:  Other Events.

     On March 30, 1995, Trump Hotels & Casino Resorts, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-1 in connection with the initial public offering of 10,000,000 shares of the common stock (the "Common Stock") of the Company (the "Stock Offering"). On the same date, Trump Hotels & Casino Resorts Holdings, L.P. ("Trump Holdings") and Trump Hotels and Casino Resorts Funding, Inc. ("Trump Funding") filed with the SEC a Registration Statement on Form S-1 in connection with the offering of $135 million of Senior Secured Notes due 2005 of Trump Holdings and Trump Funding (the "Note Offering" and, together with the Stock Offering, the "Offerings"). The following information with respect to the Offerings is derived from the SEC filings relating thereto.

     The Company and Trump Funding are newly organized Delaware corporations formed in connection with the Offerings. Trump Holdings is a newly organized Delaware limited partnership also formed in connection with the Offerings. Upon consummation of the Offerings, the Company will own and operate the Trump Plaza Hotel & Casino ("Trump Plaza") and will be the exclusive vehicle through which Donald J. Trump ("Trump") will engage in new gaming activities in emerging and established gaming jurisdictions. The Company will use a portion of the net proceeds from the Offerings to acquire, renovate and integrate into Trump Plaza the Trump Regency Hotel ("Trump Plaza West"), located on The Boardwalk adjacent to the existing Atlantic City Convention Center, which is next to Trump Plaza. Trump Plaza West is currently operated as a non-casino hotel by an unaffiliated entity. A portion of the proceeds of the Offerings will also be used to finance the initial phase of a new gaming site in Gary, Indiana.

     At or prior to consummation of the Offerings, Trump will cause all of his beneficial interest in Trump Plaza Associates ("Plaza Associates") (consisting of all of the outstanding capital stock of Trump Plaza Funding, Inc. ("Plaza Funding"), a 99% equity interest in Trump Plaza Holding Associates ("Plaza Holding") and all of the outstanding capital stock of Trump Plaza Holding, Inc., which owns the remaining 1% equity interest in Plaza Holding) to be contributed to Trump Holdings. Trump will also cause his option to acquire Trump Plaza West and all of his existing interests and rights to new gaming activities in both emerging and established gaming jurisdictions, including the one in Gary, Indiana, to be contributed to Trump Holdings or other subsidiaries of the Company at or prior to consummation of the Offerings.

     The net proceeds of the Stock Offering will be contributed by the Company to Trump Holdings in exchange for a general partnership interest in Trump Holdings. In exchange for Trump's contributions to Trump Holdings as described above, Trump will receive a limited partnership interest in Trump Holdings. Upon consummation of the Offerings, the Company will be the sole general partner of Trump Holdings and Trump will be the sole limited partner of Trump Holdings.

     Trump's limited partnership interest in Trump Holdings will be convertible into a certain amount of shares of Common Stock. Trump will also receive, upon consummation of the Offerings, the Company's Class B Stock (the "Class B Stock") which will have voting power equivalent to the voting power of the Common Stock into which Trump's limited partnership interest is convertible, but will not be entitled to dividends or distributions with respect to the capital stock of the Company. Upon conversion of all or any portion of the Trump Holdings limited partnership interest into shares of Common Stock, the corresponding number of shares of Class B Stock (equal in voting power to the number of shares of Common Stock issued in such exchange) will be extinguished.

     The consummation of each of the Offerings is conditioned upon, among other things, the consummation of the other and on the receipt of certain regulatory approvals, and assumes the retirement, through repurchases and redemptions, of the 12 1/2% Pay in Kind Notes due 2003 of Plaza Holding (the "PIK Notes") and all outstanding warrants to purchase PIK Notes. Upon consummation of the Offerings, Trump Holdings will beneficially own 100% of the equity in Plaza Associates, all of which will be pledged to secure the Senior Secured Notes of Trump Holdings and Trump Funding equally and ratably with the outstanding 10 7/8% Mortgage Notes due 2001 of Plaza Funding to the extent required by, and in accordance with, the terms thereof.

     A copy of the Company's press release relating to the Offerings, dated March 30, 1995, is filed as an Exhibit to this Current Report on Form 8-K.

Item 6 to Item 8:  None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 each Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              TRUMP PLAZA FUNDING, INC.


April 6, 1995                 /s/ Donald J. Trump

                              By: Donald J. Trump
                              Title: President and Treasurer


                              TRUMP PLAZA HOLDING ASSOCIATES

                              By: Trump Plaza Holding, Inc.
                                  its Managing General Partner


April 6, 1995                 /s/ Donald J. Trump

                              By: Donald J. Trump
                              Title: President


                              TRUMP PLAZA ASSOCIATES

                              By: Trump Plaza Funding, Inc.
                                  its Managing General Partner


April 6, 1995                 /s/ Donald J. Trump

                              By: Donald J. Trump
                              Title: President and Treasurer

                                 EXHIBIT INDEX

                                                  Sequentially
Exhibit No.         Description                   Numbered Page

99.1           Press release of the Company,            7
               dated March 30, 1995.